UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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INTERNATIONAL ABSORBENTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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International Absorbents Inc.

“Products and Technology for the Good of the Environment”

May 3, 2005

To Our Shareholders:

     On behalf of the board of directors of International Absorbents Inc., I cordially invite you to attend our annual meeting of shareholders to be held at the XCHANGE Conference Center, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada on Thursday, June 9, 2005 at 10:00 a.m., local time. A notice of the annual general meeting, a proxy statement containing information about the matters to be acted upon at the annual general meeting and a form of proxy are enclosed.

     We urge you to attend our annual general meeting. Your participation in the affairs of International Absorbents is important. Our annual general meeting is an excellent opportunity for our management to discuss our progress with you in person.

     Whether in person or by proxy, it is important that your Common Shares be represented at our annual general meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed form of proxy promptly or otherwise vote by using the toll-free number or visiting the website listed on the form of proxy.

     We look forward to seeing you on June 9th.

Sincerely,
/s/ Gordon L. Ellis
Gordon L. Ellis
President, Chief Executive Officer and Chairman of the Board

Principal Executive Offices:	Grandview Facility:
1569 Dempsey Rd. North Vancouver, BC V7K 1S8 Tel: (604) 681-6181 Fax: (604) 904-4105	6960 Salashan Parkway Ferndale, WA 98248 Tel: (360) 734-7415 Fax: (360) 671-1588

Email: info@absorbent.com
www.absorbent.com

INTERNATIONAL ABSORBENTS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be Held on June 9, 2005

TO THE SHAREHOLDERS:

     Notice is hereby given that the 2005 Annual General Meeting of Shareholders of International Absorbents Inc., a corporation incorporated under the laws of British Columbia, Canada (the “Company”), will be held on Thursday, June 9, 2005 at 10:00 a.m., local time, at the XCHANGE Conference Centre, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada for the following purposes:

1.	To elect three Class II directors to serve for the ensuing two-year period and until their successors are duly elected or appointed.

2.	To ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending January 31, 2006.

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The board of directors has fixed the close of business on April 20, 2005 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 20, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to submit your form of proxy. You may do so by mail, over the Internet or by telephone, by following the instructions on the form of proxy. Any shareholder attending the meeting may vote in person even if the shareholder has previously submitted a form of proxy.

By Order of the Board of Directors
/s/ Gordon L. Ellis
Gordon L. Ellis
President, Chief Executive Officer and Chairman of the Board

1569 Dempsey Road
North Vancouver, British Columbia
Canada V7K 1S8
604-681-6181

May 3, 2005

INTERNATIONAL ABSORBENTS INC.

1569 Dempsey Road
North Vancouver, British Columbia, Canada V7K 1S8
(Principal Executive Office)
www.absorbent.com
Tel: 604-681-6181 Toll Free: 866-514-6559
info@absorbent.com
PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held June 9, 2005

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF MANAGEMENT OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL GENERAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON THURSDAY, JUNE 9, 2005 AT 10:00 a.m. (Pacific Time), AT THE XCHANGE CONFERENCE CENTRE, 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS.

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about May 3, 2005, to shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by the directors (“Directors”), officers (“Officers”) or other employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the Common Shares registered in their names, to forward solicitation materials to the beneficial owners of such Common Shares. The Company will be mailing solicitation materials to non-objecting beneficial owners and will reimburse brokerage firms and other persons representing objecting beneficial owners of the Company for their reasonable expenses in forwarding solicitation materials. THE COMPANY MAKES THIS SOLICITATION OF PROXIES AND ALL RELATED COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

This Proxy Statement and the accompanying Notice and Form of Proxy are being sent to both registered and non-registered shareholders. If you are a non-registered owner, and the Company has sent these materials directly to you, your name and address and information about your holdings of common stock, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instruction form as specified in the request for voting instructions.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on April 20, 2005 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are common stock, without par value (the “Common Shares”). Each holder of Common Shares is entitled to one vote per Common Share on all matters.

As of the Record Date, 6,256,088 Common Shares were issued and outstanding and held of record by approximately 474 shareholders. The closing price of the Company’s Common Shares as of the Record Date on The American Stock Exchange LLC (the “Exchange”) was (U.S.) $4.60 under the symbol “IAX”.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are Executive Officers (as defined below) of the Company planning to be in attendance at the Meeting and were nominated by the Board of Directors of the Company (the “Board of Directors” or “Board”). A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

(a)	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

(b)	BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours Pacific Time (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

Any Form of Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use. Any shareholder’s Form of Proxy will be returned (and considered revoked) if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 — 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s transfer agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. Under British Columbia law and the Company’s Articles, a quorum exists when one member and one proxy holder are personally present at the meeting and holding or representing not less than one-twentieth of the total number of issued and outstanding Common Shares that are entitled to vote at the Meeting. Under the policies, rules and guidelines of the American Stock Exchange, Inc. (“AMEX”), it is recommended that a quorum be at least 33-1/3% of the voting Common Shares represented. The Company intends to meet the recommendations of AMEX by requiring a quorum of 33-1/3% at the Meeting. A quorum is necessary for the transaction of business at the Meeting. A nominee for election to a position on the Board of Directors will be elected as a Director if the votes cast for the nominee exceed the votes cast (a) against the nominee and (b) for any other nominee for that position. Shareholders are not entitled to cumulate votes in the election of Directors. Abstentions and “broker non-votes” (broker non-votes occur when a person holding Common Shares in street name, meaning through a bank or brokerage account, does not provide instructions as to how his or her Common Shares should be voted and the bank or broker does not have discretion to vote those Common Shares or, if the bank or broker has discretion to vote such Common Shares, does not exercise such discretion) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Approval of all other matters that properly come before the Meeting, including the proposal to approve the corporate audit committee’s appointment of Moss Adams LLP as the Company’s independent auditors, requires the vote of a majority of the Common Shares represented in person or by proxy at the Meeting. Abstentions will have the same effect as votes against such proposals because they are treated as present and entitled to vote for purposes of determining the pool of votable Common Shares, but do not contribute to the affirmative votes required to approve the proposals. Proxies that reflect broker non-votes will not be considered present for the purposes of determining the votes for these proposals and will therefore have the effect of neither a vote for nor a vote against such proposals.

VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent and is unrevoked, the Common Shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the Common Shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE “FOR” THE NOMINEES FOR DIRECTORS LISTED ON THE FORM OF PROXY AND “FOR” RATIFICATION OF THE INDEPENDENT AUDITORS.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual General Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Annual General Meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report for the fiscal year ended January 31, 2005, which contains the consolidated financial statements for the Company’s fiscal year ended January 31, 2005 and Management’s Discussion and Analysis of Financial Condition and Results of Operations, is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-KSB (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates) will be provided without charge upon written or oral request to the Corporate Secretary, c/o the Company’s address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or 604-681-6181.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of March 2, 2005 with respect to Common Share ownership by (i) the persons known to the Company to beneficially own Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of March 2, 2005 or exercisable within 60 days thereof are deemed outstanding. As of March 2, 2005, there were 6,251,838 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the Common Shares listed for a person named in the table are directly held by such person with sole voting and dispositive power.

Unless otherwise noted, the address for each shareholder below is: c/o International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

				Percentage
Title of Class	Name and Address of Beneficial Owner	Amount Owned		of Class

Common	Gordon L. Ellis	374,551	(1)	5.7%

Common	John J. Sutherland	35,000	(2)	*

Common	Douglas E. Ellis	156,225	(3)	2.4%

Common	Lionel G. Dodd	25,000	(4)	*

Common	Michael P. Bentley	27,000	(5)	*

Common	Daniel J. Whittle	25,800	(6)	*
	6960 Salashan Parkway,
	Ferndale, Washington, United States 98248

Common	Shawn M. Dooley	154,034	(7)	2.4%
	6960 Salashan Parkway,
	Ferndale, Washington, United States 98248

Common	David H. Thompson	47,751	(8)	*
	6960 Salashan Parkway,
	Ferndale, Washington, United States 98248

Common	Directors and Executive Officers	845,361		11.9%
	as a Group (9 Persons)

* Less than 1%

(1)	Includes 25,000 Common Shares underlying incentive stock options granted to Gordon L. Ellis that are currently exercisable; 90,576 Common Shares held by Gordann Consultants Ltd., an entity in which Mr. G. Ellis owns a 51% interest and Mr. G. Ellis’ spouse owns a 49% interest (“Gordann”), over which Mr. G. Ellis has voting and dispositive power; 10,000 Common Shares held by Shelan Development Corp., an entity owned by Gordann, over which Mr. G. Ellis has voting and dispositive power; 15,000 Common Shares held by Stelyconi Enterprises Ltd., an entity owned by Gordann, over which Mr. G. Ellis has voting and dispositive power; and 110,000 Common Shares held by ABE Industries (1980) Inc., an entity owned by Gordann, over which Mr. G Ellis has voting and dispositive power.

(2)	Includes 20,000 Common Shares underlying incentive stock options granted to Mr. Sutherland that are currently exercisable or exercisable within 60 days.

(3)	Includes 25,000 Common Shares underlying incentive stock options granted to Douglas E. Ellis that are currently exercisable, and 25,000 Common Shares held by his children, over which Mr. D. Ellis has voting and dispositive power.

(4)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Dodd that are currently exercisable or exercisable within 60 days.

(5)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Bentley that are currently exercisable or exercisable within 60 days.

(6)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Whittle that are currently exercisable or exercisable within 60 days.

(7)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Dooley that are currently exercisable.

(8)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Thompson that are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers, Directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2005, such Officers, Directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Articles of the Company provide that the number of Directors on the Company’s Board of Directors may be determined by a majority of the shareholders, but shall never be fewer than three Directors. In addition, the Articles of the Company provide for the division of the Board of Directors into two classes, whereby the term of office for each class of Directors alternately expires upon the second succeeding general meeting. Currently, Class I has two (2) Directors with terms expiring in 2006 and Class II has three (3) Directors with terms expiring in 2005.

Three Class II Directors are to be elected at the Meeting for two-year terms ending in 2007. The Corporate Governance Committee has nominated John J. Sutherland, Lionel G. Dodd and Daniel J. Whittle for election as Class II Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Sutherland, Dodd and Whittle. The proxies cannot be voted for more than three nominees. Messrs. Sutherland, Dodd and Whittle are current Directors of the Company, and each has indicated that he will serve if elected. The Company does not anticipate that John J. Sutherland, Lionel G. Dodd or Daniel J. Whittle will be unable or unwilling to stand for election, but if that occurs, all proxies received will be voted by the proxy holders for another person or persons nominated by the Board of Directors (as recommended by the corporate governance committee).

If a quorum is present and voting, the three nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the Common Shares present, in person or by proxy, will be elected to the Board of Directors.

The name of each nominee and certain information about him as of the March 2, 2005 are set forth below:

			Present Position	Served as
Class	Nominee	Age	with Company	Director Since

II	John J. Sutherland	55	Director	1988

II	Lionel G. Dodd	65	Director	2002

II	Daniel J. Whittle	50	Director	2003

The following information is provided with respect to Class I Directors of the Company.

			Present Position	Served as	Date Term as
Class	Director	Age	with Company	Director Since	Director to Expire

I	Gordon L. Ellis	58	Director, Chairman, President,	1985	2006
			Chief Executive Officer

I	Michael P. Bentley	42	Director	2003	2006

The following is a brief summary of the business experience of each Director and nominee for Director of the Company.

Messrs. G. Ellis, Sutherland, Dodd and Bentley are citizens of Canada and Daniel J. Whittle is a citizen of the United States of America.

     Gordon L. Ellis has been Chairman of the Company since July 1988, president and chief executive officer since November 1996 and a Class I Director of the Company since July 1985. Mr. G. Ellis is also a director of Absorption Corp., the Company’s wholly-owned subsidiary (“Absorption”). Mr. G. Ellis is a director/trustee of Polymer Solutions, Inc. (“PSI”), a former publicly-held company that sold all of its assets effective as of February 3, 2004 and is currently winding down its operations and liquidating following such sale. Mr. G. Ellis is the brother of Douglas Ellis, the President of Absorption.

     John J. Sutherland has been a Class II Director of the Company since August 1988. Mr. Sutherland has been a Certified General Accountant since 1976. Since March 2003, Mr. Sutherland has been vice president and director of Tekion, Inc., a private company developing and marketing fuel cells. Between April 2002 and November 2002, he was the executive director of the Arthritis Research Centre of Canada. From May 2001 to January 2002, Mr. Sutherland provided consulting services to the Company, for which he received aggregate fees of (U.S.) $45,000. He joined ASC Avcan Systems Corporation, a company primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its president and chief executive officer until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy. Since 2002, Mr. Sutherland has been a director of Aquiline Resources Ltd. a publicly-held company listed on the TSX Venture Exchange (“TSXV”), and a director/trustee of PSI.

     Lionel G. Dodd joined the Company as a Class II Director in October 2002. Since November 2004, Mr. Dodd has been a director of Xantrex Technology Inc., a publicly-held company listed on the Toronto Stock Exchange (“TSX”), which provides advanced power electronics products. In August 2002, Mr. Dodd became a director of Braintech, Inc., a publicly traded company on the OTC Bulletin Board which gives vision to industrial robots that handle and assemble parts, and since 2001, Mr. Dodd has been a director of Napier Environmental Technologies Inc., a publicly held company listed on the TSX, which manufactures environmental paint removal and wood restoration products. In addition, Mr. Dodd became a director of Pope & Talbot, Inc, a publicly-held pulp and wood products company trading on the New York Stock Exchange and the Pacific Stock Exchange, consequent to an acquisition of Harmac Pacific Inc. in November 1999, where Mr. Dodd had been serving as a director since 1998. Previously, he was a director of International Bio-recovery Corporation from 2000 to 2001, a publicly-held company listed on the TSXV which converts biodegradable waste into organic fertilizer products. From 1996 to 2000, he served as president, chief executive officer and director of Versacold Corporation, a public company trading on the TSX which operates a national temperature-controlled logistics network. Previously, Mr. Dodd had been chief executive officer, chief operating officer or chief financial officer and/or director of a number of publicly traded and private companies in Canada and the United States. Mr. Dodd received an MBA from the University California at Berkeley in 1963 and a Bachelor of Commerce Degree from the University of Saskatchewan in 1962.

     Daniel J. Whittle has been a Class II Director since June 2003. Mr. Whittle is currently the president of Patent Leverage LLC, which was formed in June 2003 after Mr. Whittle became registered as a U.S. Patent Agent. From April 2000 to June 2003, Mr. Whittle served as the senior vice president at Gretag Professional Imaging and subsequently Oce Display Graphics Systems following an acquisition. Prior to that, from July 1999 to February 2000, Mr. Whittle was a director of H.K. Productions in London, England, a subsidiary of Gretag Imaging. His executive management experience also includes positions as director of engineering at Firetrol, and vice president of R&D and manufacturing and later president and chief executive officer of Cymbolic Sciences. After receiving his Ph.D. in Physics from the University of Pennsylvania in August 1982, Mr. Whittle held various technical and management positions in engineering and manufacturing for 12 years at IBM. He was also a course instructor and director of Management Development, Inc. a non-profit organization affiliated with the Kenan-Flagler Business School at the University of North Carolina. Since August 11, 2004, Mr. Whittle has been a director of 4th Corner Consultants Roundtable, a professional organization.

     Michael P. Bentley became a Class I Director on June 25, 2003. Since February 1999, Mr. Bentley has been president of M64 Management, which provides governance, strategy and marketing consulting services, and since December 2003, executive vice president of Sierra Mountain Minerals, Inc., a mineral supplement company. Prior to that, he served in a variety of management positions at Canfor Corporation from 1985 to 1999. Mr. Bentley currently serves on the boards of Sierra Mountain Minerals, Inc. and the Business Family Centre at UBC Sauder School of Business. Past board positions include Wittke Inc., which traded on the TSX until being purchased in 2002, and a number of private companies and charitable organizations. He has a Bachelor of Arts degree from the University of B.C. and a Master of Science in management from Stanford University in Palo Alto, CA.

Board Matters and Committees

General

Consistent with the AMEX listing standards (the “AMEX Standards”), the Board has adopted Corporate Governance Guidelines (the “Guidelines”). The Guidelines address matters relating to the Board, its committees and its members’ qualifications, including the requirement that the Board have a majority of independent directors. Pursuant to the Guidelines, after consideration of all relevant factors, the Board has affirmatively determined that each of the following Directors is independent within the meaning of the AMEX Standards and does not have a material relationship with the Company that would interfere with the exercise of independent judgment: Michael P. Bentley, Lionel G. Dodd, John J. Sutherland and Daniel J. Whittle.

The Company holds meetings of the Board of Directors on at least a quarterly basis. In addition, executive sessions of the Board are part of each regularly scheduled meeting of the Board and are attended only by the Company’s independent Directors without management present. A different independent Director, selected on a rotating alphabetical basis, is appointed to preside at each executive session.

The Board held a total of six meetings and one strategic planning session during fiscal year 2005. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each committee has written charters/guidelines, copies of which are posted on the Company’s internet site, www.absorbent.com under the “Corporate Profile” tab. Copies of the charters are also available to any shareholder who contacts the Corporate Secretary and requests a printed copy. Each current Director attended at least 75% of (i) the total number of meetings of the Board held during the period for which he was a Director, and (ii) the total number of meetings held by all the committees of the Board on which he served. The Company’s policy is to encourage all incumbent Directors, as well as all nominees for election as Director, to attend the annual meeting of shareholders. All incumbent Directors attended the annual meeting held on June 8, 2004.

Audit Committee

The Audit Committee is currently composed of John J. Sutherland, Chairman, Michael P. Bentley and Daniel J. Whittle. The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Sutherland, Bentley and Whittle qualify as “independent” directors under applicable rules of AMEX and the SEC. Each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s consolidated balance sheets, consolidated statements of earnings, consolidated statement of stockholders’ equity and consolidated statement of cash flows. The Board of Directors has designated Mr. Sutherland as the “Audit Committee financial expert” as defined under applicable SEC rules, who also is therefore deemed to possess the requisite “financial sophistication” required under applicable AMEX rules. The Board of Directors of the Company adopted a written amended and restated Audit Committee Charter on March 30, 2004.

The Audit Committee has been appointed by the Board of Directors to oversee the processes of accounting and financial reporting of the Company and the audits of the financial statements of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. Among other responsibilities, the Audit Committee pre-approves all auditing and permissible non-auditing services of the independent auditors (subject to de minimus exceptions); reviews the audited financial statements with management; obtains, reviews and discusses reports from the independent auditors; reviews major proposed changes to the Company’s accounting and auditing policies suggested by the independent auditors; reviews with management correspondence from regulators that raise material accounting policy issues; assesses the independence of the independent auditors; reviews and discusses with management and the independent auditors the adequacy of the Company’s internal controls, internal audit procedures and disclosure controls and procedures; and reviews and approves all related-party transactions. The Audit Committee held five meetings during fiscal year 2005.

Compensation Committee

The Compensation Committee is currently composed of Daniel J. Whittle, Chairman, Michael P. Bentley and Lionel G. Dodd. The Board of Directors has determined that each member of the Compensation Committee (i) is a “Non-Employee Director” for purposes of Rule 16b-3 of the Exchange Act, (ii) satisfies the requirements of an “outside director” for purposes of Rule 162(m) of the Internal Revenue Code, as amended, and (iii) is an “independent director” under applicable AMEX rules. The Compensation Committee assists the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, employees and members of the Board. The Compensation Committee has the authority to administer the Company’s 2003 Omnibus Incentive Plan and make awards thereunder. The Compensation Committee held nine meetings during fiscal year 2005.

Corporate Governance Committee

The Corporate Governance Committee is composed of Lionel G. Dodd, Chairman, Michael P. Bentley and John J. Sutherland. The primary purposes of the Corporate Governance Committee are to develop and recommend to the Board a set of Guidelines; to identify individuals qualified to become Board members and recommend to the Board that the Board nominate the identified Director nominees for election; and to review the qualifications of Directors eligible to become members of the different committees of the Board and recommend to the Board the appointment of members to the different committees of the Board. The Corporate Governance Committee held seven meetings in fiscal year 2005. At a meeting held on April 27, 2005, as recommended by the Corporate Governance Committee, the Board of Directors nominated the Directors for election at the Meeting and the Board also concluded that each of the members of the Corporate Governance Committee is an “independent director” under applicable AMEX rules. At a meeting held in March 30, 2004, the Committee adopted the Company’s Guidelines.

Director Nomination Process

The Corporate Governance Committee selects and recommends nominees for election to the Board consistent with the Guidelines. Formal nominations based on recommendations made by the Corporate Governance Committee are approved by the Board and pursuant to the Company’s Articles. To date, the Company has not engaged third parties to identify, evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.

The Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In making its recommendations, the Corporate Governance Committee considers such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. The Corporate Governance Committee identifies and evaluates nominees in light of the potential nominees’ skills and characteristics and the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. To be considered, a candidate must have a track record in business, experience at the policy-making level, special expertise in an area that is relevant to the Company’s business or its management, the ability and willingness to devote the time required to Board service, and qualifications that support development and implementation of the Company’s strategy. Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the Corporate Governance Committee also considers such other factors as it may deem are in the best interests of the Company and its shareholders. The Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under AMEX rules.

The Corporate Governance Committee intends to evaluate shareholders’ nominees in the same manner that it evaluates all other potential nominees and intends to retain a list of all potential nominees for future reconsideration. The Corporate Governance Committee will consider in good faith director candidates who meet the qualifications described above and whom shareholders recommend. To be considered for nomination by the Corporate Governance Committee at the next annual meeting of shareholders, the committee’s Chairman must receive shareholder recommendations at least 120 calendar days before the anniversary date of the Company’s proxy statement for the previous year’s annual meeting. To recommend a candidate, a shareholder should send the candidate’s name, age, credentials (including principal occupation and employment), contact information and the candidate’s consent to be considered to the Chairman of the Corporate Governance Committee in care of the Company at its principal executive office address. The shareholder should also provide the shareholder’s contact information, describe the shareholder’s relationship with the candidate, and include a statement as to the number of Common Shares owned by the shareholder and the length of time such Common Shares have been owned.

The Company did not receive any recommendations from shareholders for director candidates for the Meeting.

Shareholder Communications with the Board of Directors

The Company does not have a formal procedure for shareholder communications with the Board. In general, members of the Board and Executive Officers are accessible by email at info@absorbent.com or by regular mail at the Company’s corporate office. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary by email or regular mail. Copies of written communications received by the Corporate Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly to the Company’s business, or communications that relate to improper or irrelevant topics.

Executive Officers of the Company

For the purpose of this Proxy Statement, “Executive Officer” of the Company means the Chief Executive Officer, the President, and any Vice President in charge of a principal business unit, division or function, such as sales, administration, finance or production, any officer of the Company or of a subsidiary who performs a policy-making function, or any other person who performs similar policy-making functions for the Company, whether or not such officer or other person is also a Director of the Company or the subsidiary. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Gordon L. Ellis, who serves as a Director and an Executive Officer, is provided in this Proxy Statement under the heading “Proposal One — Election of Directors.” In addition, certain information about Douglas E. Ellis, Shawn M. Dooley and David H. Thompson, Executive Officers of the Company and Absorption, are set forth below:

     Douglas E. Ellis, 53, served as a Director of the Company from July 1998 until June 2004. Mr. D. Ellis became chief operations officer of the Company on August 26, 2004. He became an employee of Absorption on February 1, 2003 and had been providing management services to the Company through Current Systems since April 1986. He has served as president of Absorption since March 1999. Prior to joining Absorption and helping to build its Bellingham facility, Mr. D. Ellis spent many years in the heavy construction industry as a project engineer for pulp and paper mills and related projects. Mr. D. Ellis is the brother of Gordon L. Ellis, a director of Absorption and the Company’s chairman, president and chief executive officer.

     Shawn M. Dooley, 45, served as a Director of the Company from July 1998 until June 2003. Mr. Dooley has been associated with Absorption since 1991 and has been the vice president-sales and marketing since 1998. Prior to joining Absorption, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

     David H. Thompson, 44, has been an employee of Absorption since April 1993, and was appointed chief financial officer in March 1998 and secretary of the Company on March 31, 2003. Mr. Thompson holds a Bachelor’s degree in Finance and International Business from the University of Washington.

Except as described above, there are no family relationships among the Company’s Directors and Officers.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Philosophy and Objectives for Executive Officers

The Company’s compensation program for Executive Officers is designed to achieve superior performance, thereby maximizing shareholder value, and to attract, retain and motivate a senior management team which is critical to the Company’s long-term success.

In line with these objectives the compensation program consists of three components:

•	Base salary
•	Short-term incentive
•	Long-term incentives

Salary

The Company’s policy is to pay a competitive salary. The Compensation Committee looks at comparable positions with similar companies in the same job markets and reviews surveys that are publicly available as well as surveys that have been commissioned by the Compensation Committee. This information and surveys are used to set the base salary at the midpoint of the appropriate range for such positions, with additional consideration given to experience, performance and knowledge. Merit increases are considered annually.

Short-Term Incentives — Cash Bonuses

The Company has a cash bonus program which is based on performance objectives. The purpose is to award excellent performance with excellent compensation. Objectives for each Executive Officer are determined with regard to the Company’s business plan for a particular year, and how each Executive Officer can contribute specifically to the Company’s objectives. Objectives are specifically set annually for each Executive Officer defining measurable accomplishments to be achieved in the year. Each objective is weighted and the overall bonus is calculated as a percentage of salary. As the objectives for each Executive Officer may vary, the bonus for each Executive Officer may also vary.

Long-Term Incentives

The Company’s current 2003 Omnibus Incentive Plan is intended to reward the Executive Officers for improving shareholder value in the long term. The specific grants of awards to the Executive Officers are intended to be motivating and rewarding in the long term as shareholder value increases. These awards, which may include stock options and stock grants, are typically subject to vesting.

Chief Executive Officer Compensation and Corporate Performance

The Compensation Committee evaluates the performance of the chief executive officer each year. This review covers the objectives set for the year and may consider other significant factors concerning the performance of the Company not specifically set out in the objectives. Based on this review the Committee assesses and sets the chief executive officer’s compensation.

For the fiscal year ending 2005, the Company’s chief executive officer, Gordon L. Ellis, received a base salary of (U.S.) $83,148 through Gordann, based on his written contract with the Company. Because only one half of Mr. G. Ellis’ time is spent working for the Company, his salary has been set at 65% of the average of the two highest paid senior Executive Officers of the Company or Absorption. Mr. G. Ellis’ incentive bonus was determined based on the objectives achieved by the Company during fiscal year 2005. The largest single element of the cash bonus was determined by a quantitative formula dependant upon increases in net revenue and increases in earnings before taxes, depreciation/amortization and stock-based compensation. The remainder was determined based upon achievement of specific objectives designed to increase strategic value generation by the Company. Based on these factors, the Compensation Committee determined that the cash incentive bonus for Mr. G. Ellis for fiscal year 2005 should be set at (U.S.) $20,712.

Executive Officer Compensation and Corporate Performance

As Douglas E. Ellis is the brother of Gordon L. Ellis, the Company’s chief executive officer and chairman of the Board, the Compensation Committee oversees, reviews and sets Douglas E. Ellis’ compensation and performance to ensure that there is no bias. He received a salary from Absorption of (U.S.) $134,550 for fiscal year 2005 and has a short-term management services contract with the Company which terminates on May 1, 2005 and whereby he received (U.S.) $30,000 for fiscal year 2005. He also received a cash payment in lieu of the benefits the other Absorption employees received, as he lives in Canada and the benefits do not apply to him. The Compensation Committee reviewed Mr. D. Ellis’ yearly objectives and set his cash bonus at (U.S.) $26,243 for the fiscal year ended January 31, 2005.

Shawn M. Dooley received a salary from Absorption of (U.S.) $124,200 for fiscal year 2005. The chief executive officer recommended his cash bonus, which was then set by the Compensation Committee at the sum of (U.S.) $26,883 for the fiscal year ended January 31, 2005.

David H. Thompson has received a salary from Absorption of (U.S.) $124,200 for fiscal year 2005. The chief executive officer recommended his cash bonus, which was then set by the Compensation Committee at the sum of (U.S.) $22,656 for the fiscal year ended January 31, 2005.

For each of the executive officers the majority of the cash bonus was determined by the same quantitative formula that was used with the chief executive officer. The remainder of the cash bonus for each executive was based upon achievement of specific short-term objectives in his area of responsibility. These objectives were more specifically directed to fiscal year ended January 31, 2005 than those of the chief executive officer.

Long-Term Incentive Payments to the Executive Officers

The Compensation Committee recommended to the Board and the Board approved the granting of 100,000 stock options to the four Executive Officers described above in equal amounts of 25,000 on April 7, 2004. The Compensation Committee recommended to the Board and the Board approved the granting of 100,000 stock options to the four Executive Officers described above in equal amounts of 25,000 on April 7, 2004. These options vest over a five-year term starting March 30, 2005. No options vest during the first year. During the second, third and fourth year the percentage of shares vesting on March 30th each year is determined by a formula that is based on (i) the Company’s return on invested capital during the fiscal year commencing on February 1, 2004 and (ii) a comparison of (x) the Company’s stock price performance during the fiscal year to (y) the performance of the S&P 600 Small Cap Index. Under the formula, the rate of vesting can range from (i) zero shares at the end of the first four years to (ii) 40% of the shares vesting at the end of the second and third years, with the remaining 20% of the shares vesting at the end of the fourth year. Any unvested shares vest at the end of the fifth year regardless of Company performance.

The Compensation Committee reviewed and recommended management’s recommendations for the employee and consultant option grants and the Board granted 99,400 options in total to the employees and consultants of the Company and Absorption on April 7, 2004. These options vest over one year, as one half of each option vests seven months after the date of grant, and the balance of each option vests one year after the date of the grant for all employees and consultants except those who have been with the Company or Absorption less than one year prior to the grant, in which case the options vest seven months and one year after the date of the employment.

Summary Compensation Table

The following table sets forth information concerning the total direct or indirect compensation (including compensation paid pursuant to management service agreements) paid during the last three fiscal years to the Company’s chief executive officer and its other Executive Officers whose annual compensation exceeded (U.S.) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiary.

U.S. Dollars

		Annual Compensation				Long-Term
						Compensation
						Awards
						Securities
Name and	Fiscal					Under		All
Position	Year			Other Annual		Options		Other
of Principal	Ending	Salary ($)	Bonus	Compensation		Granted		Compensation

Gordon L. Ellis	2005	Nil	20,712	83,148	(1)	25,000	(4)	Nil
Chairman, President and	2004	Nil	16,575	84,500	(1)	25,000	(5)	Nil
Chief Executive Officer	2003	Nil	Nil	84,467	(1)	Nil		Nil

Douglas E. Ellis	2005	134,550 (2)	26,243	30,000	(2)	25,000	(4)	Nil
Chief Operating Officer and	2004	130,000 (2)	23,520	22,500	(2)	25,000	(5)	Nil
President of Absorption	2003	Nil	22,256	130,000	(2)	Nil		Nil

Shawn M. Dooley	2005	124,200	26,883	Nil		25,000	(4)	Nil
Vice President-Sales &	2004	120,000	22,816	Nil		25,000	(5)	Nil
Marketing of Absorption	2003	120,000	32,364	8,800	(3)	Nil		Nil

David H. Thompson	2005	124,200	22,656	Nil		25,000	(4)	Nil
Chief Financial Officer,	2004	120,000	16,996	Nil		25,000	(5)	Nil
Secretary	2003	120,000	20,230	Nil		Nil		Nil

(1)	See “Consulting/Employment Agreements” below for a description of the fees paid to Gordann.

(2)	See “Consulting/Employment Agreements” below for a description of the employment agreement with Mr. D. Ellis and the consulting agreement paid to Current Systems, a proprietorship owned by D. Ellis.

(3)	Represents commissions paid to Shawn M. Dooley in accordance with his prior verbal agreement.

(4)	Represents options to purchase Common Shares granted on April 7, 2004, which options have an exercise price of (U.S.) $4.70 per share and vest over a five-year period, starting March 30, 2005.

(5)	Represents options to purchase Common Shares granted on February 26, 2003, which options have an exercise price of (U.S.) $2.10 per share and are vested.

Option Grants in Fiscal Year 2005

The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table in fiscal year 2005, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company’s Common Shares at fiscal year ended January 31, 2005. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (U.S.) $4,582,324 with an assumed 5% annual rate of stock appreciation and (b) (U.S.) $9,622,516 with an assumed 10% annual rate of stock appreciation. In fiscal year 2005, the Company granted options to acquire up to an aggregate of 239,400 Common Shares to employees, consultants and Directors, all under the Company’s 2003 Omnibus Incentive Plan and all at exercise prices equal to the fair market value of the Common Shares on the day prior to the date of grant.

U.S. Dollars

		Number of		% of			Potential	Potential
		Common Shares		Total Options			realizable	realizable
		Underlying		Granted to	Exercise or		value assuming	value assuming
		Options Granted		Employees in	Base Price	Expiration	5% rate of	10% rate of
Name	Date of Grant	(#)		Fiscal Year	($/ Share)	Date	appreciation	appreciation

Gordon L. Ellis	Apr. 7, 2004	25,000	(1)	10%	$4.70	Mar. 30, 2011	$18,521	$38,893

Douglas E. Ellis	Apr. 7, 2004	25,000	(1)	10%	$4.70	Mar. 30, 2011	$18,521	$38,893

Shawn M. Dooley	Apr. 7, 2004	25,000	(1)	10%	$4.70	Mar. 30, 2011	$18,521	$38,893

David H. Thompson	Apr. 7, 2004	25,000	(1)	10%	$4.70	Mar. 30, 2011	$18,521	$38,893

(1)	See “Long-Term Incentive Payments to the Executive Officers” above for a description of the vesting of these stock options.

Aggregated Option Exercises in Fiscal Year 2005 and Fiscal Year-End Option Value

With respect to the Company’s Executive Officers named in the Summary Compensation Table, the following table sets forth information concerning the number of options exercised during fiscal year 2005 and the exercisable and unexercisable options held as of January 31, 2005. The “Value of Unexercised In-the-Money Options at January 31, 2005” is based on (i) a price of (U.S.) $4.65 per share, which was the closing market price of the Common Shares on that day, (ii) less the per share exercise price, (iii) multiplied by the number of Common Shares underlying the “in-the-money” option.

U.S. Dollars

	Common Shares Acquired on Exercise		Number of Common Shares		Value of Unexercised
	during the Fiscal Year Ended		Underlying Unexercised Options		In-the-Money Options at
	January 31, 2005		at January 31, 2005		January 31, 2005 (2)
Name	Number	Value $ (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Gordon L. Ellis	75,000	$165,000	25,000	25,000	$63,750	Nil

Douglas E. Ellis	75,000	$240,000	25,000	25,000	$63,750	Nil

Shawn M. Dooley	60,000	$171,000	25,000	25,000	$63,750	Nil

David H. Thompson	35,000	$99,750	25,000	25,000	$63,750	Nil

(1)	Based on the difference between the option exercise price and the closing market price of the Common Shares on the date of exercise.

(2)	In-the-money options are those as to which the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Common Shares as at January 31, 2005 (fiscal year end) was (U.S.) $4.65.

Compensation of Directors in Last Fiscal Year

The Company pays its Directors who are not employees a retainer of (U.S.) $2,500 per quarter, and fees of (U.S.) $750 per meeting for serving on the Board of Directors and (U.S.) $500 per meeting for serving on a committee. During fiscal year 2005, all independent Directors were granted stock options to purchase 10,000 Common Shares. The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2005 to each Director of the Company who is not an Executive Officer.

U.S. Dollars

	Cash Compensation			Security Grants
					Number of
	Annual		Consulting		Securities
	Retainer	Meeting	Fees/Other	Number of	Underlying
Name	Fees ($)	Fees ($)	Fees ($)	Shares (#)	Options (#)

Michael P. Bentley	$10,000	$12,750	Nil	Nil	10,000

Lionel G. Dodd	$10,000	$12,750	Nil	Nil	10,000

John J. Sutherland	$10,000	$11,250	Nil	Nil	10,000

Daniel J. Whittle	$10,000	$12,250	Nil	Nil	10,000

Stephen H. Silbernagel (1)	$5,000	$4,500	Nil	Nil	Nil

(1)	Mr. Silbernagel resigned as a Class II Director from the Board of Directors on May 17, 2004.

Please see “Consulting/Employment Agreements” for a discussion of the fees paid to Gordann.

Stock Option Plans and Outstanding Options

The Company’s 1993 Stock Option Plan for U.S. Participants (the “1993 U.S. Plan”) and the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan” and, collectively with the 1993 U.S. Plan, the “1993 Stock Plans”) expired on May 19, 2003. On May 20, 2003, the 2003 Stock Option Plan for U.S. Participants and the 2003 Equity Incentive Stock Option Plan (“collectively called the “2003 U.S. Plans”) took effect. On June 8, 2004, as recommended by the Board of Directors, the shareholders approved an amendment and restatement of the 2003 U.S. Plans into one plan named the “2003 Omnibus Incentive Plan”.

Under the 1993 Stock Option Plans, stock options to purchase a total of 162,690 Common Shares at an exercise price of (U.S.) $2.10, with an expiry date of February 26, 2006, were outstanding and eligible for exercise as of January 31, 2005.

Under the 2003 Omnibus Incentive Plan, stock options to purchase a total of 278,600 Common Shares at exercise prices ranging from (U.S.) $3.59 to (U.S.) $4.70, with expiry dates beginning June 26, 2006, were outstanding as of January 31, 2005. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 90,500 Common Shares were eligible for exercise at January 31, 2005.

Equity Compensation Plan Information

The following table gives information about equity awards under all equity compensation plans of the Company in effect as of January 31, 2005, including the 1993 Stock Option Plans and the 2003 Omnibus Incentive Plan:

U.S. Dollars

	(a)	(b)	(c)

	Number of securities to	Weighted-average	Number of securities remaining
	be issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plans (excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a))

Equity compensation plans approved by security holders	441,290	$3.62	811,400

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	441,290	$3.62	811,400

Consulting/Employment Agreements.

On October 1, 1998, the Company entered into an employment agreement with Gordon L. Ellis. Effective June 1, 2000, the Company pays 65% of the average base salary of the two highest paid Executive Officers of the Company per month to Gordann, a company controlled by Mr. G. Ellis. Mr. G. Ellis is permitted to participate in the Company’s benefit plan and 2003 Omnibus Incentive Plan. If Mr. G. Ellis’s employment is terminated without cause (as defined in the employment agreement), Mr. G. Ellis is entitled to receive his monthly base salary for the remainder of the sixty-month period following the date of execution of the employment agreement. In the event of a change in control, Mr. G. Ellis is entitled to receive all options, whether vested or unvested. On a change in control Mr. G. Ellis is also entitled to receive any other incentive packages previously granted to him that have not vested, and such incentive packages shall be treated in the same manner for all executive officers of the Company, unless a particular executive officer’s employment agreement specifies different treatment.

On August 26, 2004 the Company entered into an employment agreement with Douglas E. Ellis. Mr. D. Ellis receives an annual salary of (U.S.) $134,550 effective February 1, 2004, plus participation in the Absorption’s benefit plan (on a cash basis) and a bonus based on performance as determined by the Compensation Committee each year. Mr. D. Ellis is a Canadian resident and therefore renewal of his employment agreement depends upon the renewal of his work visa on October 20, 2005. If Mr. D. Ellis’s employment is terminated without cause (as defined in the employment agreement), he is entitled to twenty-four months of severance wages and benefits, plus twenty-four months’ bonus calculated on the average of the prior two years.. In the event of a change in control, Mr. D. Ellis is entitled to receive all options and stock grants previously made to him, and their treatment is governed by the 2003 Omnibus Incentive Plan (which provides that the Compensation Committee may take appropriate and equitable action to effectuate the 2003 Omnibus Incentive Plan and protect grantees thereunder, including, among other things, changing vesting schedules and/or expiration dates). On a change in control Mr. D. Ellis is also entitled to receive any other incentive packages previously granted to him that have not vested, and such incentive packages shall be treated in the same manner for all executive officers of the Company, unless a particular executive officer’s employment agreement specifies different treatment.

Commencing May 1, 2003, the Company entered into a consulting agreement with Current Systems, a proprietorship owned by Douglas E. Ellis. Pursuant to this agreement, Current Systems shall receive (U.S.) $2,500 per month for a term of 24 months in exchange for management services. The term of services is not subject to earlier termination without the full pay out of the full contract term. This agreement terminated on April 30, 2005.

On December 18, 2003, Absorption entered into an employment agreement with Shawn M. Dooley. Mr. Dooley receives an annual salary of (U.S.) $124,200 effective February 1, 2004, plus participation in Absorption’s benefit plan and a bonus based on performance as determined by the Compensation Committee each year. If Mr. Dooley’s employment is terminated without cause (as defined in the employment agreement), a maximum of up to twenty-four months of severance wages and benefits, plus up to twenty-four months’ bonus calculated on the average of the prior two years, will be paid. In the event of a change in control, Mr. Dooley is entitled to receive all options and stock grants previously made to him, and their treatment is governed by the 2003 Omnibus Incentive Plan (which provides that the Compensation Committee may take appropriate and equitable action to effectuate the 2003 Omnibus Incentive Plan and protect grantees thereunder, including, among other things, changing vesting schedules and/or expiration dates). On a change in control Mr. Dooley is also entitled to receive any other incentive packages previously granted to him that have not vested, and such incentive packages shall be treated in the same manner for all executive officers of the Company, unless a particular executive officer’s employment agreement specifies different treatment.

Pursuant to an employment agreement entered into February 1, 2002, between David H. Thompson and Absorption, Mr. Thompson receives a salary of (U.S.) $124,200 annually effective February 1, 2004, for a term of three years, which term is automatically extended each year unless either party receives notice within 90 days. Under this agreement Mr. Thompson is permitted to participate in the Company’s benefit plan and 2003 Omnibus Incentive Plan. If Mr. Thompson’s employment is terminated, a maximum of up to twenty-four months of severance wages, bonus and benefits will be paid, determined upon the cause of termination. In the event of a change in control, Mr. Thompson shall have the option to terminate the contract within 180 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it is the policy of the Board to exclude the interested Director from voting on such a matter.

Since February 1, 1995, the Company has leased their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Gordon L. Ellis, for a total monthly fee of (U.S.) $500 per month. Management believes this rental fee is less than rent charged by third parties for similar accommodations.

During the year ended January 31, 2005, ABE was paid (U.S.) $68,371 for reimbursement of accounting, investor relations, secretarial and related services, including office rent. As of January 31, 2005, (U.S.) $5,000 was due to ABE for office services.

The Company has entered into management services agreements with Gordann and Current Systems. Please see “Compensation of Directors and Executive Officers” for description of the remuneration paid or payable under these agreements.

THE AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements and footnotes for the Company’s fiscal year ended January 31, 2005 with management and discussed those matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee) with the Company’s independent auditors, Moss Adams LLP. The Audit Committee has also reviewed financial matters with Moss Adams. The Audit Committee understands and agrees with all determinations of the independent auditors. The Audit Committee also has received written disclosures and a letter from Moss Adams required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), discussed that firm’s independence with members of Moss Adams and considered the compatibility of non-audit services with the independent auditors’ independence. Based on these reviews and its discussions with management and the independent auditors, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended January 31, 2005. The Audit Committee also recommended to the Board of Directors the selection of Moss Adams, Certified Public Accountants, to serve as the Company’s independent auditors for the year ending January 31, 2006. In addition, the audit committee reviewed and reassessed the effectiveness of its charter and has determined it to be adequate.

Submitted by the Audit Committee

John J. Sutherland
Michael P. Bentley
Daniel J. Whittle

PROPOSAL TWO — RATIFICATION OF INDEPENDENT AUDITORS

Appointment of Independent Auditors for Fiscal 2006

The Audit Committee of the Board of Directors of the Company has nominated Moss Adams, Certified Public Accountants, for appointment by the shareholders as the Company’s independent auditors for the fiscal year ending January 31, 2006. Although ratification of the Company’s independent auditors is not required by law, the Audit Committee believes that shareholders should be given this opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the shareholders to ratify the appointment of Moss Adams as the Company’s independent auditors would be considered by the Audit Committee in determining whether to continue the engagement of Moss Adams.

Moss Adams has served as the Company’s auditors since July 3, 2001 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from the shareholders.

Independent Auditor Fees and Services

Audit Fees

The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2005 and 2004 and quarterly reviews of the financial statements included in the Company’s Forms 10-QSB for fiscal years 2005 and 2004 were approximately (U.S.) $103,256 and (U.S.) $77,150, respectively.

Audit-Related Fees

The aggregate fees billed for fiscal years 2005 and 2004 for assurance and related services by Moss Adams that were reasonably related to the performance of its audit of the Company’s financial statements and not reported under the caption “Audit Fees” were approximately (U.S.) $4,550 and (U.S.) $3,500, respectively.

Tax Fees

The aggregate fees billed for fiscal years 2005 and 2004 for tax compliance, tax advice or tax planning to the Company were approximately (U.S.) $9,500 and (U.S.) $13,630, respectively.

All Other Fees

Fees billed for services rendered to the Company by Moss Adams, other than fees for audit and audit-related services, for fiscal year 2005 were (U.S.) $2,250 for consultation of tax matters relating to compensation and nil in fiscal year 2004.

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditors and the fees to be paid in connection with such services in order to ensure that the provision of such services does not impair the auditors’ independence. Unless the audit committee provides general pre-approval of a service to be provided by the independent auditors and the related fees, the service and fees must receive specific pre-approval from the audit committee. All general pre-approvals of services and fees are pursuant to the terms of a written audit committee pre-approval policy, which describes the services subject to general pre-approval and the maximum fees that the Company shall pay the independent auditors for such services. The term of any general pre-approval is twelve (12) months unless otherwise specified by the audit committee. The audit committee annually reviews and generally pre-approves the services that may be provided by, and the fees that may be paid to, the independent auditors without obtaining specific pre-approval. The audit committee most recently made such review and general pre-approvals at a meeting it held on January 20, 2005. The audit committee will review and revise the list of general pre-approved services from time to time as necessary.

Vote Required for Ratification of Independent Auditors

If a quorum is present and voting, the vote of a majority of the Common Shares represented in person or by proxy at the Meeting is required to approve the ratification of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF MOSS ADAMS AS THE COMPANY’S INDEPENDENT AUDITORS.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no amendments or variations to the matters to come before the Meeting, or of any matters other than those set forth above and in the Notice of Annual General Meeting. However, if any such amendments or variations of matters identified in the Notice of Annual General Meeting or other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

PROPOSALS OF SHAREHOLDERS

Shareholders who intend to present proposals or nominations at the Company’s 2006 annual meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposals or nominations are received by the Company no later than February 9, 2006. Such proposals or nominations must meet the requirements of the SEC to be eligible for inclusion in the Company’s proxy materials. The Company strongly encourages any shareholder interested in submitting a proposal or nomination to contact the Company’s Corporate Secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal or nomination does not guarantee that the Company will include it in its proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, the Company must receive such proposal or nomination no later than December 29, 2005. Any shareholder proposals or nominations must be submitted to the Company’s Corporate Secretary in writing at the Company’s principal executive offices.

The Board of Directors has adopted additional requirements specifically with respect to shareholder nominations for the election of Directors. See “Proposal One — Election of Directors — Board Matters and Committees.”

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on April 27, 2005.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Gordon L. Ellis
Gordon L. Ellis, Chairman

Form of Proxy

THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF MANAGEMENT OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”) FOR THE ANNUAL GENERAL MEETING (THE “MEETING”) OF SHAREHOLDERS TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON THURSDAY JUNE 9, 2005 AT 10:00 AM (Pacific Time).

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Gordon L. Ellis, an Executive Officer of the Company or failing this person, David H. Thompson, Secretary of the Company, or in the place of the foregoing,                                                                                      .                                                    (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote on the proposals listed in this proxy and described in accompanying Notice of Annual General Meeting and Proxy Statement on behalf of the Registered Shareholder and in respect of all matters that may properly come before the aforesaid Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE:

DATE SIGNED:

Resolutions (For full details of each item, please see the enclosed Notice of Annual General Meeting and Proxy Statement).
Management recommends a vote “FOR” each of the following:

	For	Against	Withhold
/Abstain
1. To elect the following persons as Class II Directors of the Company for a term of two years:
John J. Sutherland		n/a
Lionel G. Dodd		n/a
Michael P. Bentley		n/a
2. To appoint Moss Adams, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending January 31, 2006.		n/a
3. To grant the proxyholder authority to vote at his/her discretion on any other business which may come before the meeting.		n/a

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b)	appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT
1-888-Tel-Vote (1-888-835-8683)   OR

INTERNET VOTING AT http://www.stocktronics.com/webvote

SUPPLEMENTAL MAILING LIST RETURN CARD

International Absorbents Inc.

NOTICE TO SHAREHOLDERS OF INTERNATIONAL ABSORBENTS INC.

In accordance with the Canadian Securities Administrators National Instrument No. 54-102 Interim Financial Statement and Report Exemption, International Absorbents Inc. (the “Company”) maintains a supplemental mailing list and shall deliver unaudited interim financial statements to security holders on that list. If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of those quarterly financial statements, you must complete and return the Supplemental Return Card.

Please complete and return this card to:

International Absorbents Inc.
1569 Dempsey Road
North Vancouver, British Columbia Canada V7K 1S8
Tel: (604) 681-6181     Fax: (604) 904-4105

INTERNATIONAL ABSORBENTS INC.

I/we, the undersigned, certify that I/we are the owner(s) of securities (other than debt instruments) of the Company, and request that I/we be placed on the Company’s Supplemental Mailing List in respect of its quarterly financial statements.

Name (Please print)

Email: ☐ Mail: ☐
Address	Preferred Method of Communication

City/Province (or State)/Postal Code	Email Address

Signature	Dated